UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 9, 2014 (September 5, 2014)

American Realty Capital New York City REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

333-194135	46-4380248
(Commission File Number)	(IRS Employer Identification No.)

405 Park Avenue, 15th Floor New York, New York 10022
(Address, including zip code, of Principal Executive Offices)

(212) 415-6500
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

The Laurel Condominium

On September 5, 2014, American Realty Capital New York City REIT, Inc. (the “Company”), through its wholly-owned subsidiary, completed the acquisition of three commercial condominium units (together, the “Unit”) located at 400 East 67th Street in the Upper East Side neighborhood of Manhattan. The seller of the Unit was USPF IV Laurel Retail Owner, L.P. (the “Seller”). The Seller has no material relationship with the Company, its operating partnership, its sponsor or advisor or any of their respective affiliates.

The contract purchase price for the Unit was $76.0 million, exclusive of closing costs. The Company funded the purchase price with proceeds from its ongoing initial public offering. The Company may seek financing for the Unit after closing from a lender yet to be identified. There is no assurance that the Company will be able to secure financing on terms that it deems favorable or at all.

The Unit contains 58,750 rentable square feet and is 100% leased to three tenants: Cornell University, which represents 58% of annualized cash base rent, TD Bank, N.A., which represents 23% of annualized cash base rent, and Quik Park East 67th Street LLC (“Quik Park”), which represents 19% of annualized cash base rent, in each case based on leases in place at the time of acquisition.

The following table provides information relating to lease commencement and termination dates, rentable square feet, rental escalations, renewal options and annualized cash base rent for each of such three tenants:

Tenant	Lease Commencement Date	Lease Termination Date	Rentable Square Feet	Annualized Cash Base Rent (in thousands)	Rental Escalations	Renewal Options
Cornell University	September 2008	June 2024	29,321	$2,300.0	15% every five years	3-5 year options
TD Bank, N.A.	March 2010	September 2025	3,420	$894.9	9% every three years	3-5 year options
Quik Park	March 2009	November 2021	26,009	$775.0	3% annual average increase	2-5 year options

A copy of the press release announcing the completion of the acquisition of the Unit is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a)(4) The audited and unaudited financial statements relating to the Unit described in Item 2.01 of this Current Report on Form 8-K and required by Rule 3-14 of Regulation S-X are not included in this Current Report on Form 8-K. The Company will file such financial statements with the U.S. Securities and Exchange Commission within 71 calendar days after the date that this Current Report on Form 8-K must be filed, or by November 21, 2014.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated September 9, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REALTY CAPITAL NEW YORK CITY REIT, INC.

Date: September 9, 2014	By:	/s/ Nicholas S. Schorsch
		Name:	Nicholas S. Schorsch
		Title:	Chief Executive Officer and Chairman of the Board of Directors